Exhibit 10.16

AMENDED AND RESTATED LETTER AGREEMENT NO. 12

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This amended and restated Letter Agreement No. 12 (hereinafter referred to as the “Letter Agreement”) is entered into as of June 19, 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into the AIRBUS A350-900XWB Purchase Agreement, dated as of March 5, 2010 (which agreement as previously amended and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the “Agreement”), and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 12 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.12	LA12-1

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

0.	INTRODUCTION

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1.	DEFINITIONS AND INTERPRETATION

1.1	Capitalized words and terms used in this Letter Agreement that are not defined herein shall have the meaning assigned thereto in the Agreement.

1.2	The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

1.3	The following words and terms shall have the following meanings:

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3.	ADJUSTMENTS

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4.	REPORTING

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12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.12	LA12-2

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

13	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.12	LA12-3

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ John J. Leahy
Its:	Chief Operating Officer
Customers

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President & Treasurer

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.12	LA12-4

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

APPENDIX 1 – ASSUMPTIONS

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APPENDIX 2 – EXCLUSIONS

*** due to any of the following reasons are specifically excluded from the ***:

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CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.12	LA12-5

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

APPENDIX 3 – FORMULAS

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APPENDIX 4 – ***

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CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.12	LA12-6

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL